Cash and Cash Equivalents - Summary of Cash and Cash Equivalents and Investments in Short-Term Debt Securities (Detail) - USD ($) $ in Millions	Jun. 30, 2019	Dec. 31, 2018	Jun. 30, 2018	Dec. 31, 2017
Disclosure of detailed information about borrowings [abstract]
Short-term bank deposits	$ 3,283	$ 2,233
Cash and bank accounts	4,896	4,841
Cash and cash equivalents	8,179	7,074
Bank overdrafts	(105)	(114)
Total	$ 8,074	$ 6,960	$ 7,898	$ 10,355